Exhibit 99.2 Our combination benefits customers and makes Virginia a global energy leader Affordably powering the Commonwealth’s energy future Artist's rendering only. Not an architectural drawing or final design. All aspects depicted are conceptual and subject to change. 1

Putting customers first in Virginia Four-year residential Long-term Ensuring data centers Expanding low-income bill credit affordability pay their fair share financial assistance Proposing to double Leveraging the The companies will Increase EnergyShare, the benefit of combined company’s work with the SCC, Dominion Energy’s shareholder-funded scale to buy, build, General Assembly and shareholder-funded residential bill credits, finance and operate governor to build on energy bill assistance providing the $10 more efficiently to existing regulatory and program, by $100MM monthly credit for four deliver long-term statutory provisions through 2038. years instead of two by customer benefits, that protect residential redirecting the portion with SCC biennial and small business of credits that would reviews to establish customers from the otherwise go to data fair and affordable costs associated with centers and increasing rates. data centers. the aggregate shareholder-funded Virginia credit amount. 2 PRIVILEGED AND CONFIDENTIAL: SUBJECT TO JOINT DEFENSE AGREEMENT 1 2 3

Scale matters

Florida Power & Light Company proves that unmatched scale can power growth affordably and reliably.

Buy more →	**Buy for less.**
Build more →	**Build for less.**
Better credit →	**Finance for less.**
Operate more →	**Operate for less.**



FPL

FPL Today

37%
Lower bills[1] vs. national average

70%+
Lower non-fuel operations and maintenance cost vs. national average

60%+
Better reliability vs. national average

FPL Since 2006

20%
Lower bills[1]
in real dollars

36%+
Increase
customer accounts

60%+
Increase
generation capacity

40%+
Improvement
reliability

1. Typical 1,000-kWh monthly residential customer bill

3

Ensuring data Track record of protecting customers centers pay their fair share Florida Power & Light Company has one of America’s most customer-protective large-load tariffs. The companies agree and fully support the efforts of the SCC, the General Assembly and the Dominion Energy’s specialized large-load rate class governor to protect protects residential customers. residential and small business customers from costs associated with Fully agree with and support protecting residential and data centers. small businesses from data center costs – aligned with the SCC, General Assembly, the governor and recent Virginia legislation. 4 1 2 3

Bringing new NextEra Energy jobs to Virginia Maintain headcount levels in Virginia for five years while building a new, NextEra Energy shareholder-funded co- headquarters office tower which will support 600 new NextEra Energy jobs in Virginia, existing Dominion Energy jobs in Virginia and future growth. RENEWABLES DEVELOPMENT EXPERTISE AND SUPPLY CHAIN CAPABILITIES BATTERY STORAGE CENTER OF EXCELLENCE AND OPERATIONAL HUB NUCLEAR & SMALL MODULAR REACTOR FLAGSHIP INNOVATION HUB INNOVATION CENTER FOR ENTERPRISE TECHNOLOGY & CYBERSECURITY Artist's rendering only. Not an architectural drawing or final design. All aspects depicted are conceptual and subject to change. 5

Virginia reaffirms NEXTERA ENERGY’S RENEWABLES DEVELOPMENT EXPERTISE AND SUPPLY CHAIN CAPABILITIES position as an energy A new, national-scale innovation hub for the world’s largest generator of renewable energy. industry leader Bringing a major BATTERY STORAGE CENTER OF EXCELLENCE AND OPERATIONAL HUB NextEra Energy presence to A national battery storage fleet operations hub in downtown Richmond. downtown Richmond. NUCLEAR AND SMALL MODULAR REACTOR FLAGSHIP INNOVATION HUB Nuclear and small modular reactor work that shapes what gets built across the country. INNOVATION CENTER FOR ENTERPRISE TECHNOLOGY & CYBERSECURITY A living laboratory devoted to expanding frontier technologies to drive new technology advancements and efficiencies that deliver affordable power and clean energy to customers. 6

Virginia leads in defense and technology, now it will also lead in energy Technology runs on electricity and the Commonwealth is at the nexus of both. Virginia and Richmond have built-in advantages to become a home for the next generation of power investment. The Virginia Advantage Dominion Local Low cost Port city Defense Tech talent Energy universities of living logistical leadership provides an are natural advantages experienced talent talent base feeders 7

A home for homegrown talent A commitment to partnerships with Virginia’s best-in-class colleges and universities. Hampton University Christopher Newport University Representative selection of Virginia colleges and universities; not an exhaustive list. University of Virginia 8

A pathway for homegrown skills Hands-on training and apprenticeships with Virginia’s leading community and technical colleges—building the good- paying, skilled trade careers that power Virginia’s future. Lineworkers Pipefitters Millwrights Power plant operators Boilermakers Laborers 9

Energy leaders come to Virginia Chief executives, investors and policymakers will convene for a new, leading global energy summit. AI-generated rendering 10

A foothold for industry blue chips Leading suppliers, vendors and engineering & construction partners intend to establish or expand their presence in GOOD-PAYING JOB S GOOD-PAYING JOB S the state—bringing BLUE-CHIP | EPC BLUE-CHIP | TECH ENGINEERING • PROCUREMENT • CONSTRUCTION investment, good-paying CONFIDENTIAL GLOBA L EP C PARTNER ENERGY TECHNOLOGY & AI DEVELOPER jobs and more of the supply chain to Virginia. GOOD-PAYING JOB S BLUE-CHIP | OEM CONFIDENTIAL GLOBA L MANUFACTURING PARTNER Nine companies– and growing – intend to bring approximately 400 good- paying jobs to Virginia if the merger is approved. 11

A catalyst for broader growth Adding 600 NextEra Energy enterprise jobs and 400 supplier jobs to Virginia can unlock thousands of skilled trades jobs and significant capital investment over time across the Commonwealth. 12

The scale to build what No. 1 Total Generation America No. 1 Renewables Generation needs The combined No. 1 Battery Storage company is expected to more than double No. 2 Nuclear Generation nationally from 110 gigawatts to 238 No. 1 Gas Generation gigawatts of power generation by 2032, No. 1 Grid Technology and Cybersecurity creating significant job opportunities for No. 1 Total Generation Built Virginia. No. 1 Competitive Transmission 13

Building something greater together – for Virginia

Establishes Virginia as a global energy leader and home to the energy company of the future

1 Doubling bill relief benefit (New)
Provide bill credits to Virginia residential customers over four years, with base rates set every two years by the SCC.

2 Reduce costs
Over the long term, buy, build, finance and operate more efficiently to invest in new infrastructure more affordably.

3 Protect low-income customers (New)
Increase EnergyShare, Dominion Energy's energy bill assistance program, by $100MM through 2038.

4 Make Virginia more energy independent
Invest in additional solar, storage and dispatchable resources to reduce reliance on expensive imported power.

5 Enhanced storm response (New)
With absolutely no Virginia funding for storm restoration in any other state, including Florida.

6 Jobs (New)
600 NextEra Energy jobs, 400 supplier jobs and thousands of indirect jobs across the Commonwealth.

7 Co-Headquarters (New)
Build, at shareholder expense, a NextEra Energy co-headquarters tower in Richmond.

8 Invest in communities
Increase shareholder-funded charitable giving in Virginia by $7MM annually for five years.

9 Workforce development and suppliers (New)
Create a $100MM workforce development fund and establish up to a $1B Virginia Supplier Program.

10 Virginia Clean Economy Act
Accelerate renewable and energy storage build in Virginia.

Note: All additional commitments are subject to filing with and approval by the SCC

Dominion Energy NEXTera ENERGY

14

Existing Commitments

Customer bills and affordability	✓ Provide $1.78B in bill credits for Virginia customers over two years, with future base rates set through the State Corporation Commission's biennial review. ✓ Credits provide relief to customers while longer-term benefits of scale are realized in subsequent biennial reviews. ✓ Hold customers harmless from all transaction, transition, acquisition-premium, financing and restructuring costs.
Local regulation, accountability and leadership	✓ Maintain dual headquarters in Richmond and Juno Beach. ✓ Preserve Dominion Energy Virginia's local leadership, workforce, oversight and energy mix. ✓ Maintain Dominion Energy Virginia Board of Directors comprised solely of Virginia residents. ✓ Maintain separate books, credit and capital structure, with existing affiliate safeguards and Commission review. ✓ Keep Dominion Energy Virginia locally led, separately regulated and accountable to the State Corporation Commission. ✓ Dominion Energy CEO Bob Blue will lead all NextEra Energy regulated utilities. ✓ Ed Baine will continue to lead Dominion Energy Virginia, which retains its name. ✓ Dominion Energy Virginia's president will remain a Virginia resident. ✓ NextEra Energy CEO maintains a Virginia residence.

Note: This is intended as a summary of commitments and testimony more fully detailed in filings with SCC

15

Existing Commitments Provide 18 months of job protection; non-union employees receive two years of current Jobs and compensation and comparable benefits. employees Honor existing labor agreements and maintain constructive union relationships. Apply best practices across customer service, storm response, grid modernization, Generation, technology and operations. reliability and storm Proven track record with Florida Power & Light Company delivering reliability 60%+ better response and typical bills 37% below the national average. Community Increase shareholder-funded charitable giving in Virginia by $35MM total over five years. investment 16 Note: This is intended as a summary of commitments and testimony more fully detailed in filings with SCC

Expanded Commitments

Customer bills and affordability	✓ Double $10 monthly bill credits for residential customers by extending from two to four years by: o Increasing the aggregate shareholder-funded Virginia customer rate credit amount. o Working with the SCC to redirect hyperscalers' share of the credit to residential customers. ✓ Enhance protections for low-income customers by offering affordable payment plans and increasing EnergyShare, Dominion Energy's shareholder-funded energy bill assistance program, by $100MM through 2038.
New jobs and a new headquarters building	✓ Maintain Virginia employee headcount levels for five years. ✓ Add 600 new NextEra Energy jobs and 400 supplier jobs in Virginia which, in turn, are expected to support thousands of indirect jobs across Virginia. ✓ Build, at shareholder expense, a new NextEra Energy co-headquarters tower in downtown Richmond to accommodate new NextEra Energy jobs and Dominion Energy employees.
Economic development and community investment	✓ Contribute $100MM to directly support workforce development. o Includes an independent organization to operate an economic development fund for Virginia, governed by a board drawn from the Commonwealth's trade schools, colleges, universities, technical colleges and community colleges, directed at training Virginians for the jobs this global leadership opportunity creates. o Includes working with union partners to support career development and hands-on training. ✓ Host a leading global energy summit in Virginia, bringing executives, investors and policymakers to the Commonwealth.

Note: All additional commitments are subject to filing with and approval by the SCC

17

Expanded Commitments • Combined company board meetings will be held in both Virginia and Florida. Local governance • Position Virginia to support national-scale work in renewables development and supply chain, battery and presence storage operations, nuclear/SMR innovation, enterprise technology and cybersecurity. • Create up to a $1B annual, five-year Virginia Supplier Program through spending commitments that support cost-competitive contractors, suppliers and service providers doing business in Virginia. • Use the combined company's purchasing scale to bring suppliers, vendors and engineering and Local suppliers construction partners into the state and work collaboratively with the Port of Virginia to expand the and workforce energy supply chain. • Hire local firms and workers to help with the construction of the new NextEra Energy office tower, similar to the construction of the Dominion Energy tower. • The companies agree and fully support the efforts of the SCC, the General Assembly and the governor Large load to protect residential and small business customers from costs associated with data centers. • Work to accelerate the build of Virginia generation, including solar, storage, dispatchable resources and nuclear, to serve customers and reduce DEV’s reliance on expensive imported power. Generation, • Leverage combined experience, scale, supply chain and construction platform to accelerate imports and renewable and storage build in support of the Virginia Clean Economy Act. reliability • Enhanced Virginia storm response and mutual aid – with absolutely no Virginia funding for Florida storm restoration. Note: All additional commitments are subject to filing with and approval by the SCC 18

Let’s build the future together across Virginia Artist's rendering only. Not an architectural drawing or final design. All aspects depicted are conceptual and subject to change.

TEXT LEVELS Remove bullet on Level to create header text. Cautionary Information Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. This communication includes “forward-looking future performance, outcomes or results and is pursue certain business opportunities or strategic https://www.sec.gov/Archives/edgar/data/715957/0 Or use the Increase / Decrease statements” within the meaning of the safe harbor subject to numerous risks, uncertainties and other transactions; unanticipated difficulties, liabilities or 00110465926087585/tm2621467-2_defm14a.htm) List Level on the Home Tab to provisions of the Private Securities Litigation Reform factors, many of which are beyond NextEra Energy’s expenditures relating to the transactions, including describes additional risks relating to the proposed move down or up between the Act of 1995. 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Except as required by law, neither and words and terms of similar substance used in laws or in governmental regulations (including obtained, is delayed or is obtained subject to NextEra Energy nor Dominion Energy undertakes or connection with any discussion of future plans, conditions that are not anticipated or that cause the environmental); fluctuations in trading prices of assumes any obligation to update any forward- actions or events can be used to identify forward- securities of NextEra Energy and in the financial termination of the merger agreement and looking statements, whether as a result of new looking statements. Where, in any forward-looking results of NextEra Energy or Dominion Energy; and abandonment of the transactions; the occurrence of information or to reflect subsequent events or statement, NextEra Energy or Dominion Energy the timing and extent of changes in interest rates, any event, change or other circumstance that could circumstances or otherwise. expresses an expectation or belief as to future commodity prices and demand and market prices for give rise to the termination of the merger agreement results, such expectation or belief is expressed in by either party; the risk that certain provisions in the electricity or gas. The definitive proxy good faith and believed to be reasonable at the time merger agreement or the pendency of the statement/prospectus filed by Dominion Energy with such forward-looking statement is made. Any the Securities and Exchange Commission (SEC) on transactions may impact either party’s ability to forward-looking statement is not a guarantee of July 28, 2026 (available at 20

TEXT LEVELS Remove bullet on Level to create header text. Cautionary Information (continued) Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the No offer or solicitation text levels. This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Level 1: Keep bold and remove bullet to make a No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securi ties Act of 1933, as amended. paragraph • Level 2: Bulleted Additional Information about the Transactions and Where to Find It paragraph text – Level 3: Bulleted In connection with the pending transactions, NextEra Energy has filed with the SEC the Registration Statement, which includes a joint proxy statement of NextEra Energy and Dominion paragraph text Energy that also constitutes a prospectus of NextEra Energy. The Registration Statement was declared effective by the SEC on July 23, 2026, and NextEra filed a definitive joint proxy statement/prospectus with the SEC on July 28, 2026. Each of NextEra Energy and Dominion Energy may also file other relevant d ocuments with the SEC regarding the pending transactions. This communication is not a substitute for the Registration Statement or the definitive joint proxy statement/p rospectus or any other document that NextEra Energy or ALL WHITE BACKGROUND Dominion Energy may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFIN ITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENT S TO THOSE DOCUMENTS, To change the background to all white, right-click outside the CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTERA ENERGY, DOMINION slide, and choose FORMAT ENERGY, THE PENDING TRANSACTIONS AND RELATED MATTERS. BACKGRUND and change background color to white. Investors and security holders may obtain free copies of the Registration Statement, the definitive joint proxy statement/prospectus and other documents containing important information about NextEra Energy, Dominion Energy and the pending transactions filed or that will be filed with the SEC throu gh the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by NextEra Energy are available free of charge on NextEra Energy’s website at http ://www.investor.nexteraenergy.com/ or by contacting NextEra Energy’s Investor Relations Department by email at investors@nexteraenergy.com or by phone at (800) 222-4511. Copies of the documents filed with the SEC by Dominion Energy are available free of charge on Dominion Energy’s website at http://investors.dominionenergy.com or by contacting Dominion Energy’s Investor Relations Department by email at investor.relations@dominionenergy.com or by phone at (804) 819-2438. 21